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                                                                    EXHIBIT 23.1
                              ACCOUNTANTS' CONSENT

The Board of Directors
Cytec Industries Inc.:

   We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Short Hills, New Jersey
December 21, 2000